Exhibit 10.5

                             PARLEX CORPORATION

                      2001 EMPLOYEES' STOCK OPTION PLAN

      incorporated under the laws of the Commonwealth of Massachusetts
                     (hereinafter called the "Company")

              STOCK OPTION NO. ___________ GRANTED: __________

                      FOR _____ SHARES OF COMMON STOCK

                           AT _________ PER SHARE

                           TO: __________________

               THIS OPTION IS EXERCISABLE ONLY WITHIN CERTAIN
                 PERIODS AND ONLY UPON THE TERMS AND SUBJECT
                     TO THE CONDITIONS SET FORTH HEREIN

      THIS MEMORANDUM WITNESSETH THAT: This option is granted under the 2001 Employees' Stock Option Plan (hereinafter called the "Plan") of the Company and is subject to the provisions of the Plan which are made a part hereof by this reference. The parties acknowledge and agree that except for the provisions contained in this Memorandum, the Plan constitutes the full and complete understanding and agreement of the parties. In the event of a conflict between the provisions of this Memorandum and the Plan, the Plan shall govern. The Company hereby grants to the individual whose name is hereinabove set forth and who is sometimes hereinafter called "the Optionee" the following option:

      ARTICLE FIRST.
      -------------

            (a) Subject to the terms and conditions set forth herein, the Optionee is hereby given the right and option to purchase from the Company at ______________________ dollars ($ ) per share an aggregate of _______ _________ (_____) shares of the Common Stock of the Company during certain periods hereinafter stated and in the manner hereinafter set forth.

      Notwithstanding any provision of this memorandum or of the Plan, the option to purchase hereunder is not exercisable after the expiration of five years from the date this option is granted. The last day of said five-year period is herein called the "specified termination date." The option to purchase hereunder (unless sooner terminated) may be exercised, in whole or in part, within and only within certain periods in the amounts stated as to each period. The said periods are herein called "Exercise Periods" and are as follows:


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            as to _____ shares, the period beginning with the _____ day of
            ____________, 20 ;
            as to _____ shares, the period beginning with the _____ day of ____________, 20 ;
            as to _____ shares, the period beginning with the _____ day of ____________, 20 ;
            as to _____ shares, the period beginning with the _____ day of ____________, 20 ; and
            as to _____ shares, the period beginning with the _____ day of ____________, 20 .

            (b) All said periods shall end on the specified termination date. In the event the Optionee ceases to be employed by the Company for any reason other than death, any then unexercised options granted to such Optionee shall immediately terminate and become void upon the date of termination of employment and shall not thereafter be exercisable. The Company shall have the sole discretion to set the date of termination for purposes of the Plan, without regard to any notice period or other obligation under the labor laws of the jurisdiction where the Optionee is employed.

            (c) In the event that an Optionee ceases to be an employee of the Company by reason of his death, any option granted to such Optionee, to the extent exercisable on the date of his death, may be exercised by his executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution at any time or times within one hundred eighty (180) days after the date of the Participant's death. The options shall expire at the end of such one hundred eighty (180) day period.

      ARTICLE SECOND.
      --------------

            (a) This option is not transferable by the said Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by him, and by him only while he is an employee of the Company.

            (b) The term "Estate" as used in this Section or elsewhere means the executors or administrators of the estate of the Optionee after his decease or other persons succeeding, to the extent permitted by the provisions of this option, to the rights of the Optionee after his decease by his will or the laws of descent and distribution, as the case may be.

            (c) The term "Holder", as used in this Section and all subsequent provisions of this option, shall mean the Optionee and, if the Optionee shall have deceased, his Estate as hereinbefore defined. The Holder shall not, by virtue of this option, be deemed to be a holder of any shares purchasable hereunder or to be entitled to the rights or privileges of a holder of


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      such shares unless and until they shall have been in fact issued to him after exercise of the option with respect to such shares.

            (d) This option is subject to all laws and regulations of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that the option granted hereby will not be exercised nor will the Company be obligated to issue any shares of stock hereunder if the exercise thereof or the issuance of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law or regulation or of any provision thereof.

            (e) Re-employment of the Optionee by the Company shall not be deemed to constitute the Optionee an employee of the Company for purposes of any rights held by such person upon the date his prior employment ceased. Except as specifically permitted by express provision in the case of the decease of the said Optionee, this option may not under any provision hereof be exercised at any time unless at all times during the period beginning with the date of the granting of this option and ending on the date of such time of exercise the Optionee was an employee of the Company.

            (f) For purposes of this memorandum only, employment of an Optionee by a subsidiary of the Company shall be considered as if such Optionee were employed by the Company. The term "subsidiary" as used in this Section and all subsequent provisions of the Option Agreement shall mean any present or future corporation in which the Company owns, directly or indirectly, stock possessing 50 percent or more of the total combined voting power of all classes of stock.

      ARTICLE THIRD.
      -------------

            (a) This option may be exercised only by delivery of written notice of exercise to the Company as hereinafter provided, and delivery of such notice shall constitute exercise thereof. Such notice shall state the number of shares with respect to which the option is being exercised, shall be accompanied by cash or a certified check for the option price and, unless the Company shall at the time expressly waive this requirement in connection with such exercise of the option, shall contain a statement that the option is being exercised only with a view to investment in, and not with a view to the disposition of, the shares with respect to which the option is then being exercised. Payment may also be in whole or in part in shares of the Common Stock of the Company already owned by the Optionee exercising the option, valued at the Market Price determined in accordance with the provisions of Section (b) of Article Third herein provided, however, that there shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares.

            (b) For purposes of this Plan, the Market Price shall be the closing sale price of a share of Common Stock as listed on the Nasdaq National

      Market on the date of grant (or the last closing sale price in the event there were no such trades on the date of grant).

            (c) As soon as reasonably feasible after the receipt of such notice and payment, the Company will deliver or cause to be delivered to the Holder at the office of the Company, certificates for the number of shares with respect to which the option has been exercised, registered in the name of the Holder. Notwithstanding the foregoing, as a condition precedent to the delivery of any shares hereunder, the Company shall have the right to require the Holder to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, if and to the extent required by law. The shares may be registered in the name of a person other than a Holder if the Holder is an Estate. Notwithstanding the foregoing, if any law or regulation of the Securities and Exchange Commission or other body having jurisdiction shall require the Company or the Holder to take any action in connection with the shares specified in such notice, then delivery of such shares to the Holder shall be deferred for the period necessary to take such action.

            (d) Delivery shall be made as of the date of delivery of notice of exercise of the option with respect thereto, and the Holder shall be entitled to receive all dividends and distributions (payable in cash, stock, or otherwise) or the equivalent thereof payable to stockholders of record subsequent to delivery of notice of exercise of the option with respect to such shares and prior to the date of issuance and delivery of the shares pursuant thereto. Except as above provided with respect to the payment of withholding taxes, the Company will pay all federal original issue taxes on such issue and delivery, and all other fees or expenses necessarily incurred by the Company in connection therewith; provided, however, that all federal and state transfer taxes payable in respect of shares of Common Stock of the Company issued and delivered under this option in a name other than the name of the person to whom this option is granted shall, upon the delivery of such shares, be paid by the recipient thereof.

      ARTICLE FOURTH.
      --------------

      If any of the following events shall occur prior to the specified termination date or other termination of this option, the aggregate number of shares covered by this option (or the balance of the shares covered thereby, if theretofore the option has been exercised in part) and the purchase price payable therefore, shall in each instance be changed or adjusted as follows:

            (a) If the Company shall, at any time while this option is outstanding and prior to any termination thereof, declare and pay in Common Stock any dividend upon shares of its Common Stock outstanding, there shall in any such event be added to the number of shares of Common Stock which might, immediately prior to such dividend, be purchased pursuant to this option the number of shares of Common Stock of the Company which the Holder would have received or become entitled to receive by way of such dividend if, at the date for the determination of stockholders entitled to receive such dividend, the

      Holder had been the holder of record of the number of shares of Common Stock then covered by this option; and the then option price per share shall be correspondingly adjusted so that the option price per share, thereafter and prior to any other adjustment therein pursuant to the provisions hereof, shall be the quotient resulting from dividing the option price per share of Common Stock in effect immediately prior to such stock dividend by the number of shares which, by virtue of the foregoing provisions of this paragraph, the Holder shall be entitled to purchase at the time of purchase for each share he was entitled to purchase immediately prior to such dividend. The additional shares, which are purchasable by reason of the foregoing provisions of this paragraph, may be purchased only within such period or periods as may be purchased the shares on account of which, by virtue of the foregoing provisions of this paragraph, such additional shares may be purchased.

            (b) If the Company shall, at any time while this option is outstanding, reclassify the shares of its Common Stock into a greater or lesser number of shares of Common Stock, the number of shares which may, after any such reclassification, be purchased pursuant to this option shall be the number of shares which the Holder would have received or become entitled to receive upon such reclassification if the Holder had, prior to such reclassification, been the holder of record of the number of shares of Common Stock then covered by this option; and the option price per share shall be correspondingly adjusted so that, in the event of a reclassification into a greater number of shares, the option price per share, thereafter and prior to any other adjustment therein pursuant to the provisions hereof, shall be the quotient resulting from dividing the option price per share of Common Stock in effect immediately prior to such reclassification by the number of shares of Common Stock into which each share of such stock shall be reclassified, and, in the event of a reclassification into a lesser number of shares, the option price per share, thereafter and prior to any other adjustment therein pursuant to the provisions hereof, shall be the product resulting from multiplying the option price per share of Common Stock in effect immediately prior to such reclassification by the number of shares of Common Stock required to constitute one share of the reclassified number of shares. The number of shares which are purchasable by reason of the foregoing provisions of this paragraph within any specified fixed period or periods shall be increased or decreased in that proportion which the number of shares purchasable after any such reclassification bears to the number of shares purchasable immediately before any such reclassification.

            (c) If, at any time while this option is outstanding, there shall be a reorganization or recapitalization of the Company or a consolidation or merger of the Company into or with another company or a sale of all or substantially all of the assets of the Company, adequate provision shall be made so that, in lieu of each share of Common Stock then covered by this option, there shall thereafter be substituted hereunder during the period hereof such other share or shares of stock, security or securities, or assets as would have been issuable or payable in respect of or in exchange for such share had the Holder on the record date for the determination thereof been the record holder of such share;

      provided, however, that in any such event or in anticipation of any such event, the period or periods within which this option may be exercised may be accelerated by the Company by vote of the Board of Directors to a date not less than thirty days after notice of such acceleration shall have been mailed to the Holder. Notwithstanding the foregoing, a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation or in which a majority of its outstanding shares are so converted or exchanged shall cause every option hereunder to terminate; provided that if any such dissolution, liquidation, merger or consolidation is contemplated, the Company shall either arrange for any corporation succeeding to the business and assets of the Company to issue to the participants replacement options (which, in the case of Incentive Stock Options, satisfy, in the determination of the Committee, the requirements of Section 424 of the Code) on such corporation's stock which will to the extent possible preserve the value of the outstanding options or shall make the outstanding options fully exercisable at least 20 days before the effective date of any such dissolution, liquidation, merger or consolidation. The existence of the Plan shall not prevent any such change or other transaction and no participant hereunder shall have any right except as herein expressly set forth.

            (d) If the Company shall take any action (other than by way of the declaration or payment of a dividend or dividends (exclusive of stock dividends) thereon and other than such action as is described or referred to in clauses (a), (b), or (c) of this ARTICLE FOURTH hereof which, in the opinion of the Board of Directors, would materially dilute the Common Stock or other securities then covered by this option, the Board of Directors shall appoint a firm of independent public accountants (which may be the firm which regularly examines and reports upon the financial statements of the Company) which shall give their opinion as to the adjustment, if any, in the then option price per share required to protect against such dilution, and the option price per share shall thereupon become the price expressed in such opinion.

            (e) No fraction of or fractional shares shall be purchasable or delivered upon purchase hereunder.

      Upon any adjustment required as hereinabove provided of the purchase price or the number of shares purchasable upon the exercise of this option, the Company agrees forthwith to deliver to the Holder a certificate, signed by its President or Treasurer, setting forth the number of shares, and the price per share therefore, thereafter purchasable on the exercise of this option.

      The Company will, at all times during the term of this option, reserve and keep available out of shares of its Common Stock authorized and unissued such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this option.

      This option shall be binding upon any company into which the Company is merged or with which it is consolidated, and, unless clearly inapplicable, references herein to the Company shall be deemed to include any such company.

      ARTICLE FIFTH.
      -------------

      Any notice to be given to the Company hereunder shall be deemed sufficient if delivered in writing at the office of the President of the Company or at such other address as the Company may hereafter designate and shall be effective when so delivered.

      Any notice to be given to the Holder hereunder shall be deemed sufficient if delivered in person to the Holder or at his address furnished to the Company or when deposited in the mail addressed to the Holder at such address and shall be effective when so delivered or when so deposited.

      ARTICLE SIXTH.
      -------------

      The Plan shall be administered by the Committee appointed by the Board of Directors to administer the Plan or the Board of Directors as a whole if no appointment is made (the "Committee"). The decision of the Committee or the Board of Directors shall be final and binding on all persons concerned and with respect to all questions arising under the Plan, including the terms of the Plan and of the options granted under the Plan.


      IN WITNESS WHEREOF, the Company has caused this option to be signed by its duly authorized officer and its corporate seal to be hereunto affixed this ____ day of _______________, 20__ .


ATTEST:                                PARLEX CORPORATION

_____________________________          By:___________________________
Name:                                       Name:
Title:                                      Title:


      I hereby acknowledge receipt of this Option Agreement covering my stock option under the Parlex Corporation 2001 Employees' Stock Option Plan, and the enclosed Plan, and in connection with the grant of the Option hereunder to me, hereby agree that the contents of this Option Agreement and the terms and conditions of the Plan are acceptable to me and that I shall be bound thereby.


                __________________________    ____________
                        Optionee                 Date


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